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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

                                    FORM 10-K

KNOW ALL MEN BY THESE PRESENTS: That each person whose signature appears below has made, constituted, and appointed, and by this instrument does make, constitute, and appoint Robert M. Wilson, Glenn E. Morrical, and Christian D. Saine, and each of them, his true and lawful attorney, with full power of substitution and re-substitution, to affix for him and in his name, as attorney-in-fact his signature as a Director or Officer, or both, of ROBERDS, INC., an Ohio corporation ("Company"), to the Company's annual report on Form 10-K for the year ended December 31, 1999, pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments and exhibits to that Form 10-K, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done, as fully as the undersigned might do or could do if personally present, and hereby ratifies and confirms all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof. This power of attorney shall survive the death or disability of the undersigned.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 24th day of February, 2000.



/s/ Melvin H. Baskin                          /s/ Jerry L. Kirby
-------------------------------             ------------------------------------
Melvin H. Baskin                            Jerry L. Kirby

/s/ Robert M. Wilson                          /s/ Gilbert P. Williamson
-------------------------------             ------------------------------------
Robert M. Wilson                             Gilbert P. Williamson

/s/ Howard W. Smith                           /s/ Donald C. Wright
-------------------------------             ------------------------------------
Howard W. Smith                              Donald C. Wright

/s/ James F. Robeson                          /s/ Gearry D. Davenport
-------------------------------             ------------------------------------
James F. Robeson                             Gearry D. Davenport

/s/ Daniel L. Thobe
-------------------------------
Daniel L. Thobe




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                 ROBERDS, INC. 1999 ANNUAL REPORT ON FORM 10-K
                                 Page 128 of 128